UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2006


                           IMMTECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      8733                   39-1523370
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code:  (847) 573-0033

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year.

Amendment to Certificate of Incorporation, effective as of March 22, 2006.

            On March 22, 2006, the Company filed with the Secretary of State of the State of Delaware an amendment to its certificate of incorporation by which the Company has changed its name to Immtech Pharmaceuticals, Inc. from Immtech International, Inc.

            The name change was recommended by unanimous vote of the Company's board of directors on September 22, 2005 and the Company's stockholders approved the name change at the Company's annual meeting held December 16, 2005. A copy of the Certificate of Amendment to Certificate of Incorporation as filed is attached hereto as Exhibit 3.1.

Amended and Restated Bylaws, effective as of March 22, 2006.

            On March 22, 2006, the Board of Directors approved an amendment and restatement of the Company's bylaws to add the office of "executive director" to the list of officers of the Company. A new Section 8 was added to Article IV which sets forth the duties and responsibilities of the "executive director". A copy of the Company's Amended and Restated Bylaws, effective as of March 22, 2006, is attached hereto as Exhibit 3.2.

Item 9.01   Financial Statements and Exhibits.

            (c)  Exhibits.

            The following exhibits are filed or furnished as part of this
Report:
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Exhibit Number               Description
--------------------------------------------------------------------------------

3.1 Certificate of Amendment to Certificate of Incorporation, effective as of March 22, 2006
--------------------------------------------------------------------------------

3.2               Amended and Restated Bylaws, effective as of March 22, 2006
--------------------------------------------------------------------------------

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


Date:  March 23, 2006                    By: /s/ Eric L. Sorkin
                                            ------------------------------------
                                             Eric L. Sorkin
                                             Chief Executive Officer